UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2010

Novell, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (781) 464-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting held at 10:00 a.m. Eastern time on March 2, 2010, the Board of Directors of Novell, Inc. (the “Corporation”) approved amended and restated by-laws (the “Amended By-Laws”) of the Corporation. The Amended By-Laws are attached hereto as Exhibit 3.2 and are incorporated by reference herein. The Amended By-Laws, among other things:

  specify a procedure for resignation from committee membership and otherwise generally provide that relevant provisions in the Amended By-Laws governing the operation of the Board of Directors will apply similarly to its committees;
  provide that unless otherwise determined by the Board of Directors, the Chairman or the President, and not solely the Board of Directors, may determine the schedule for regular board meetings;
  modify Sections 2.05 and 3.03 of the Amended By-Laws to promote consistency with Section 141(b) of the Delaware General Corporation Law, which provides, among other things, that each director will hold office until his successor is elected and qualified or until such director’s earlier resignation or removal and that a director’s resignation may become effective upon an effective date determined upon the happening of an event;
  specify that if an annual meeting is not held, directors will be elected as provided in Section 211(c) of the Delaware General Corporation Law;
  specify that a vacancy on the Board of Directors will be deemed to exist under Section 3.03 in the case of death, removal or resignation, or if the stockholders fail to elect, at a meeting where the number of nominees is equal to the number of directors to be elected, a nominee who is not, at the time of such election, a director of the Corporation;
  conform the delivery methods by which directors receive all notices under the Amended By-Laws to the current delivery methods by which directors receive notice of special meetings of the Board of Directors; and
  clarify that the provision on non-exclusivity and survival of indemnification rights under Article VII of the Amended By-Laws also relates to rights to advancement of expenses under Article VII.

The foregoing is qualified in its entirety by reference to the text of the Amended By-Laws.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
3.2	By-laws of Novell, Inc., as amended and restated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc. (Registrant)
Date: March 3, 2010	By /s/ Dana C. Russell Name: Dana C. Russell Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K.

Exhibit Number	Description
Exhibit 3.2	By-laws of Novell, Inc., as amended and restated